Exhibit 10.2

Amendment No. 2 to Amended and Restated Merchandising Agreement

This Amendment No. 2 (“Amendment”), dated as of July 10, 2017, is entered into by and between (1) Sears, Roebuck and Co., a New York corporation (“SRC”), Kmart Corporation, a Michigan corporation (“Kmart” and, together with SRC, “Seller”) and Sears Holdings Corporation, a Delaware corporation (“SHC”) and (2) Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHOS”), Sears Authorized Hometown Stores, LLC, a Delaware limited liability company (“SAHS”) and Sears Outlet Stores, L.L.C., a Delaware limited liability company (“Outlet Co.” and, together with SHOS and SAHS, “Buyer”), to further amend the Amended and Restated Merchandising Agreement, retroactive to May 1, 2016, as amended by the Amendment to Amended and Restated Merchandising Agreement, dated as of March 8, 2017, by and between Seller, SHC and Buyer (the “Agreement”). SHC, Seller and SHO are hereinafter referred to individually as a “Party” and collectively as the “Parties.” Defined terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the Parties desire to amend the Agreement to clarify certain terms as provided therein.
NOW THEREFORE, in consideration of the above premises and the mutual covenants herein, the Parties agree as follows:

1.	Amendments. The Agreement shall be amended to add at the end of Section 19 of the Agreement the following:

“Seller and any of its Affiliates may, at any time after the closing of a Sears Store, open, own or operate one or more new stores in the trade area of the closed Sears Store (each a “Replacement Store”), free of the restrictions, if any, in Section 9(c)(i)(A) and Section 9(c)(i)(B) (but subject to the next sentence). Seller and its Affiliates may not open, own or operate a store that is substantially similar to a Sears Outlet Store format as of June 20, 2017. SHO acknowledges and agrees that the store located at 3400 S College Ave, Fort Collins, Colorado constitutes a Replacement Store.

2.
No Other Amendments. Except as expressly amended herein, the Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision thereof, including the Parties’ choice of law (pursuant to Section 22(t) of the Agreement) which also applies to this Amendment.

Signature Page Follows

Exhibit 10.2

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 2 to the Amended and Restated Merchandising Agreement as of the date first written above.

SEARS, ROEBUCK AND CO.

By:	/s/ ROBERT J. PHELAN
Senior Vice President-Finance

KMART CORPORATION

By:	/s/ ROBERT J. PHELAN
Senior Vice President-Finance

SEARS HOLDINGS CORPORATION

By:	s/ ROBERT J. PHELAN
Senior Vice President-Finance

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ WILL POWELL
Chief Executive Officer and President

SEARS AUTHORIZED HOMETOWN STORES, LLC

By:	/s/ WILL POWELL
President

SEARS OUTLET STORES, L.L.C.

By:	/s/ WILL POWELL
President